                           SCHEDULE 14A INFORMATION

               PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                        SECURITIES EXCHANGE ACT OF 1934
                              (AMENDMENT NO. __)

Filed by the Registrant                     /X/

Filed by a Party other than the Registrant  / /

Check the appropriate box:
/ / Preliminary Proxy Statement
/ / Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))
/X/ Definitive Proxy Statement
/ / Definitive Additional Materials
/ / Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                     THE HYPERION TOTAL RETURN FUND, INC.
   ------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


   ------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/ / No fee required

/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

    (1) Title of each class of securities to which transaction applies:

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    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

    (2) Form, Schedule or Registration Statement No.:

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                      THE HYPERION TOTAL RETURN FUND, INC.

                 520 Madison Avenue o New York, New York 10022

                            ------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                            ------------------------

                                                                January 29, 1997

To the Stockholders:

     The Annual Meeting of Stockholders of The Hyperion Total Return Fund, Inc. (the 'Fund') will be held at The Millenium Hilton, 55 Church Street (next to the World Trade Center), New York, New York 10007, on Tuesday, April 22, 1997, at 9:00 a.m., for the following purposes:

          1. To elect directors (Proposal 1).

          2. To ratify or reject the selection of Deloitte & Touche LLP as the independent auditors of the Fund for the fiscal year ending November 30, 1997 (Proposal 2).

          3. To transact any other business that may properly come before the meeting.

     The close of business on January 21, 1997 has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the meeting.

                                          By Order of the Board of Directors,
                                          Patricia A. Sloan
                                          Secretary

                      WE NEED YOUR PROXY VOTE IMMEDIATELY.

YOU MAY THINK YOUR VOTE IS NOT IMPORTANT, BUT IT IS VITAL. THE MEETING OF STOCKHOLDERS OF THE FUND WILL BE UNABLE TO CONDUCT ANY BUSINESS IF LESS THAN A MAJORITY OF THE SHARES ELIGIBLE TO VOTE IS REPRESENTED. IN THAT EVENT, THE FUND, AT STOCKHOLDERS' EXPENSE, WOULD CONTINUE TO SOLICIT VOTES IN AN ATTEMPT TO ACHIEVE A QUORUM. CLEARLY, YOUR VOTE COULD BE CRITICAL TO ENABLE THE FUND TO HOLD THE MEETING AS SCHEDULED, SO PLEASE RETURN YOUR PROXY CARD IMMEDIATELY. YOU AND ALL OTHER STOCKHOLDERS WILL BENEFIT FROM YOUR COOPERATION.

                      INSTRUCTIONS FOR SIGNING PROXY CARDS

     The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Fund involved in validating your vote if you fail to sign your proxy card properly.

     1. Individual Accounts. Sign your name exactly as it appears in the registration on the proxy card.

     2. Joint Accounts. Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration.

     3. All Other Accounts. The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

REGISTRATION                                    VALID SIGNATURE
----------------------------------------  ----------------------------
Corporate Accounts
      (1) ABC Corp......................  ABC Corp.

      (2) ABC Corp......................  John Doe, Treasurer

      (3) ABC Corp.
         c/o John Doe, Treasurer........  John Doe

      (4) ABC Corp. Profit Sharing
        Plan............................  John Doe, Trustee

Trust Accounts
      (1) ABC Trust.....................  John B. Doe, Trustee

      (2) Jane B. Doe, Trustee
         u/t/d 12/28/78.................  Jane B. Doe

Custodial or Estate Accounts
      (1) John B. Smith, Cust.
         f/b/o John B. Smith, Jr.
         UGMA...........................  John B. Smith

      (2) John B. Smith.................  John B. Smith, Jr., Executor

                      THE HYPERION TOTAL RETURN FUND, INC.

                 520 Madison Avenue o New York, New York 10022

                            ------------------------

                                PROXY STATEMENT

                            ------------------------

     This proxy statement is furnished in connection with a solicitation by the Board of Directors of The Hyperion Total Return Fund, Inc. (the 'Fund') of proxies to be used at the Annual Meeting of Stockholders of the Fund to be held at The Millenium Hilton, 55 Church Street (next to the World Trade Center), New York, New York 10007, at 9:00 a.m. on Tuesday, April 22, 1997 (and at any adjournment or adjournments thereof) for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. This proxy statement and the accompanying form of proxy are first being mailed to stockholders on or about January 29, 1997. Stockholders who execute proxies retain the right to revoke them by written notice received by the Secretary of the Fund at any time before they are voted. Unrevoked proxies will be voted in accordance with the specifications thereon and, unless specified to the contrary, will be voted FOR the election of the two nominees for director, and FOR the ratification of the selection of Deloitte & Touche LLP as the independent auditors of the Fund for the fiscal year ending November 30, 1997. The close of business on January 21, 1996 has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the meeting. Each stockholder is entitled to one vote for each share held. Abstentions will be treated as shares that are present and entitled to vote for purposes of determining the presence of a quorum but as unvoted for purposes of determining the approval of any matters submitted to stockholders for a vote. Broker non-votes will not be counted for purposes of determining the presence of a quorum or determining whether a proposal has been approved. On the record date there were 24,761,615 shares outstanding.

                       PROPOSAL 1: ELECTION OF DIRECTORS

     The Fund's Articles of Incorporation provide that the Fund's Board of Directors shall be divided into three classes: Class I, Class II and Class III. The terms of office of the present directors in each class expire at the Annual Meeting in the year indicated or thereafter in each case when their respective successors are elected and qualified: Class I, 1997; Class II, 1998; and Class III, 1999. At each subsequent annual election, Directors chosen to succeed those whose terms are expiring will be identified as being of that same class and will be elected for a three-year term. The effect of these staggered terms is to limit the ability of other entities or persons to acquire control of the Fund by delaying the replacement of a majority of the Board of Directors.

     The terms of Garth Marston and Kenneth C. Weiss, the members of Class I, currently serving on the Board of Directors, expire at this year's Annual Meeting. The persons named in the accompanying form of proxy intend to vote at the Annual Meeting (unless directed not to so vote) for the re-election of

Messrs. Marston and Weiss. Each nominee has indicated that he will serve if elected, but if any nominee should be unable to serve, the proxy or proxies will be voted for any other person or persons, as the case may be, determined by the persons named in the proxy in accordance with their judgment.

     As described above, there are two nominees for election to the Board of Directors at this time. Proxies cannot be voted for a greater number of persons than the two nominees currently proposed to serve on the Board of Directors.

     The following table provides information concerning each of the seven members and nominees of the Board of Directors of the Fund:

                                                                                                      SHARES OF
                                                                                                    COMMON STOCK
                                                                                                    BENEFICIALLY
                                                                                                   OWNED DIRECTLY
                                                 PRINCIPAL OCCUPATION                             OR INDIRECTLY, ON
          NAME AND OFFICE                      DURING PAST FIVE YEARS,               DIRECTOR       NOVEMBER 30,
           WITH THE FUND                     OTHER DIRECTORSHIPS AND AGE              SINCE           1996(**)
-----------------------------------  --------------------------------------------   ----------    -----------------

CLASS I NOMINEES TO SERVE UNTIL 2000 ANNUAL MEETING OF STOCKHOLDERS:

  Garth Marston ...................  Managing Director of M.E. Associates, a        Sept. 1989            425
    Director, Member of the Audit      financial consulting group (1986-Pres-
    Committee                          ent). Director and/or Trustee of several
                                       investment companies advised by Hyperion
                                       Capital Management, Inc. (1989-Present).
                                       Currently a member of the Board of
                                       Managers of the Sun Life Assurance Company
                                       of Canada (U.S.) Formerly Director and
                                       interim Chief Executive Officer of Florida
                                       Federal Savings (1986-1988); Chairman of
                                       the Board and Chief Executive Officer of
                                       The Provident Institution for Savings
                                       (1979-1986); Special Assignment regarding
                                       partially call protected Mortgage-Backed
                                       Securities for Salomon Brothers Inc.
                                       (1987). Age 70.
  Kenneth C. Weiss* ...............  President and Chief Executive Officer of       April 1994          4,786
    Director, Senior Vice President    Hyperion Capital Management, Inc.
                                       (February 1992-Present). Chairman of the
                                       Board, Director/ Trustee and/or officer of
                                       several investment companies advised by
                                       Hyperion Capital Management, Inc. or by
                                       its affiliates (February 1992-Present).
                                       Director and President of Equitable Real

                                       Estate Hyperion Mortgage Opportunity Fund,
                                       Inc. and Equitable Real Estate Hyperion
                                       High Yield Commercial Mortgage Funds, Inc.
                                       and their Investment Advisor
                                       (1995-Present). Formerly Director of First
                                       Boston Asset Management (1988-February
                                       1992). Director of The First Boston
                                       Corporation, (until 1988). Age 45.

                                                                                                      SHARES OF
                                                                                                    COMMON STOCK
                                                                                                    BENEFICIALLY
                                                                                                   OWNED DIRECTLY
                                                 PRINCIPAL OCCUPATION                             OR INDIRECTLY, ON
          NAME AND OFFICE                      DURING PAST FIVE YEARS,               DIRECTOR       NOVEMBER 30,
           WITH THE FUND                     OTHER DIRECTORSHIPS AND AGE              SINCE           1996(**)
-----------------------------------  --------------------------------------------   ----------    -----------------
CLASS II DIRECTORS TO SERVE UNTIL 1998 ANNUAL MEETING OF STOCKHOLDERS:
  Rodman L. Drake .................  President, Mandrake Group (1993-Present).       July 1989            205
    Director, Member of the Audit      Director and/or Trustee of several
    Committee                          investment companies advised by Hyperion
                                       Capital Management, Inc. (1989-Present).
                                       Co-Chairman of KMR Power Corporation
                                       (1993-1997). Formerly, Consultant to
                                       Rockefeller & Co. Inc. (1990-1996).
                                       Formerly Managing Director and Chief
                                       Executive Officer of Cresap (1980-1990).
                                       Trustee of Excelsior Funds. Director,
                                       Parsons Brinckerhoff, Inc. and Latin
                                       American Growth Fund Inc. Age 54.
  Harry E. Petersen, Jr. ..........  Director and/or Trustee of several invest-      Oct. 1993            200
    Director, Member of the Audit      ment companies advised by Hyperion Capital
    Committee                          Management, Inc. or by its affiliates
                                       (1992-Present). Director of Equitable Real
                                       Estate Hyperion Mortgage Opportunity Fund,
                                       Inc. and Equitable Real Estate Hyperion
                                       High Yield Commercial Mortgage Fund, Inc.
                                       (1995-Present). Senior Advisor to Potomac
                                       Babson Inc. (1995-Present). Director of
                                       Lexington Corporate Properties, Inc.
                                       (1993-Present). Formerly, Consultant to
                                       Advisers Capital Management, Inc.
                                       (1992-1995); Consultant on public and
                                       private pension funds (1991-1993);
                                       President of Lepercq Realty Advisors
                                       (1988-1990). Member of Advisory Council of

                                       Polytechnic University. Age 72.

                                                                                                      SHARES OF
                                                                                                    COMMON STOCK
                                                                                                    BENEFICIALLY
                                                                                                   OWNED DIRECTLY
                                                 PRINCIPAL OCCUPATION                             OR INDIRECTLY, ON
          NAME AND OFFICE                      DURING PAST FIVE YEARS,               DIRECTOR       NOVEMBER 30,
           WITH THE FUND                     OTHER DIRECTORSHIPS AND AGE              SINCE           1996(**)
-----------------------------------  --------------------------------------------   ----------    -----------------
CLASS III NOMINEES TO SERVE UNTIL 1999 ANNUAL MEETING OF STOCKHOLDERS:
  Lewis S. Ranieri* ...............  Chairman and Chief Executive Officer of         June 1989              0
    Chairman of the Board              Ranieri & Co., Inc. (since 1988); in addi-
                                       tion, President of LSR Hyperion Corp., a
                                       general partner of the limited partnership
                                       that is the general partner of Hyperion
                                       Partners L.P. ('Hyperion Partners') (since
                                       1988). Director and Chairman of the Board
                                       of Hyperion Capital Management, Inc.
                                       (since 1989); Chairman of the Board and/or
                                       Director of several investment companies
                                       advised by Hyperion Capital Management,
                                       Inc. or by its affiliates (since 1989);
                                       Director of Equitable Real Estate Hyperion
                                       Mortgage Opportunity Fund, Inc. and
                                       Equitable Real Estate Hyperion High Yield
                                       Commercial Mortgage Fund, Inc. (since
                                       1995); Chairman of Bank United of Texas
                                       FSB (since 1988) and Hyperion Credit
                                       Services Corp. (since 1992); Director and
                                       President of Hyperion Funding 1993 Corp.,
                                       the general partner of the limited part-
                                       nership that is the general partner of
                                       Hyperion 1993 Fund L.P.; and also Chairman
                                       and President of various other direct and
                                       indirect subsidiaries of Hyperion
                                       Partners. Formerly Vice Chairman of
                                       Salomon Brothers Inc. (until 1987). Age
                                       50.


                                                                                                      SHARES OF
                                                                                                    COMMON STOCK
                                                                                                    BENEFICIALLY
                                                                                                   OWNED DIRECTLY
                                                 PRINCIPAL OCCUPATION                             OR INDIRECTLY, ON
          NAME AND OFFICE                      DURING PAST FIVE YEARS,               DIRECTOR       NOVEMBER 30,
           WITH THE FUND                     OTHER DIRECTORSHIPS AND AGE              SINCE           1996(**)
-----------------------------------  --------------------------------------------   ----------   ----------------------
  Leo M. Walsh, Jr. ...............  Director and/or Trustee of several invest-      June 1989            510
    Director, Chairman of the Audit    ment companies advised by Hyperion Capital
    Committee                          Management, Inc. or by its affiliates
                                       (1989-Present). Director of Equitable Real
                                       Estate Hyperion Mortgage Opportunity Fund,
                                       Inc. and Equitable Real Estate Hyperion
                                       High Yield Commercial Mortgage Fund, Inc.
                                       (since 1995); Financial Consultant for
                                       Merck-Medco Managed Care Inc. (formerly
                                       Medco Containment Services Inc.)
                                       (1994-Present). Formerly, Financial
                                       Consultant for Synetic Inc., a
                                       manufacturer of porous plastic materials
                                       for health care uses (1989-1994);
                                       President, WW Acquisition Corp.
                                       (1989-1990); Senior Executive Vice
                                       President and Chief Operating Officer of
                                       The Equitable Life Assurance Society of
                                       the United States ('The Equitable')
                                       (1986-1988); Director of The Equitable and
                                       Chairman of Equitable Investment
                                       Corporation, a holding company for The
                                       Equitable's investment oriented
                                       subsidiaries (1983-1988); Chairman and
                                       Chief Executive Officer of
                                       EQUICOR-Equitable HCA Corporation
                                       (1987-1988). Age 64.

  Patricia A. Sloan* ..............  Managing Director of Ranieri & Co., Inc.       April 1994            300
    Director, Secretary                (1988-Present). Secretary, Director and/or
                                       Trustee of several investment companies
                                       advised by Hyperion Capital Management,
                                       Inc. (1989-Present). Director of Bank
                                       United Corp., the parent of Bank United
                                       (formerly Bank United of Texas FSB)
                                       (1988-Present). Formerly Director of the
                                       Financial Institutions Group of Salomon
                                       Brothers Inc. (1972-1988). Age 53.

------------------
 * Interested persons as defined in the Investment Company Act of 1940, as amended (the '1940 Act'), because of affiliations with Hyperion Capital Management, Inc., the Fund's Investment Advisor.

** The holdings of no director or nominee represented more than 1% of the outstanding shares of the Fund.

     OFFICERS OF THE FUND. The officers of the Fund are chosen each year at the first meeting of the Board of Directors of the Fund following the Annual Meeting of Stockholders, to hold office at the discretion of the Board of Directors until the meeting of the Board following the next Annual Meeting of Stockholders and until their successors are chosen and qualified. The Board of Directors has elected seven officers of the Fund. Except where dates of service are noted, all officers listed below served as such throughout the 1996 fiscal year. The following sets forth information concerning each officer of the Fund who served during all or part of the last fiscal year of the Fund:

NAME AND
PRINCIPAL OCCUPATION                            OFFICE       AGE  OFFICER SINCE
-----------------------------------------  ----------------  ---  --------------
Lewis S. Ranieri.........................  Chairman          50     June 1989
  Director and Chairman of the Board of
  Hyperion Capital Management, Inc.; see
  information under 'ELECTION OF
  DIRECTORS.'

Kenneth C. Weiss.........................  Senior Vice       45   February 1992
  President and Chief Executive Officer    President
  of Hyperion Capital Management, Inc.;
  See information under 'ELECTION OF
  DIRECTORS.'

Clifford E. Lai..........................  President         43     April 1993
  Managing Director and Chief Investment
  Officer, Hyperion Capital Management,
  Inc. (March 1993-Present). Formerly,
  Managing Director and Chief Investment
  Strategist for Fixed Income, First
  Boston Asset Management (1989-1993);
  Vice President, Morgan Stanley & Co.
  (1987-1989).

Louis C. Lucido..........................  Senior Vice       48     April 1992
  Managing Director and Chief Operating    President
  Officer of Hyperion Capital Management,
  Inc. (February 1992-Present). President
  of several investment companies advised
  by Hyperion Capital Management, Inc.
  (1992-Present). Formerly, Senior Vice
  President and Director, Progressive
  Capital Management Inc. (1991-February
  1992); Senior Vice President and
  Manager, Donaldson Lufkin & Jenrette
  (1988-1991); Vice President, Smith

  Barney, Harris Upham & Co. Inc.
  (1987-1988); Vice-President, Merrill
  Lynch, Pierce, Fenner & Smith
  (1981-1987).

John N. Dunlevy..........................  Vice President    38     July 1992
  Director, Hyperion Capital Management,
  Inc. (July 1992-Present). Formerly,
  Director and Portfolio Manager,
  Teachers Insurance & Annuity As-
  sociation (1988-1992); Assistant Vice
  President, Sumitomo Bank Ltd.
  (1985-1988).

Patricia A. Sloan........................  Secretary         53     July 1989
  Managing Director of Ranieri & Co.,
  Inc. (1988-Present); See information
  under 'ELECTION OF DIRECTORS.'

NAME AND
PRINCIPAL OCCUPATION                            OFFICE       AGE  OFFICER SINCE
-----------------------------------------  ----------------  ---  --------------

Joseph W. Sullivan.......................  Treasurer         40   September 1995
  Vice President of Hyperion Capital
  Management, Inc. (August 1995-Present).
  Formerly, Vice President in Merrill
  Lynch & Co.'s Investment Banking
  Division; Treasurer and Chief Financial
  Officer of several Merrill Lynch
  subsidiaries, responsible for all
  financial reporting, accounting,
  ministerial and administrative services
  (1990-1995); Assistant Vice President
  of Standard & Poor's Debt Rating Group
  (1988-1990); Assistant Vice President
  and Operations Controller of Shearson
  Lehman Hutton, Inc., engaged in the
  identification, analysis and financial
  administration of public and private
  real estate investment programs
  (1983-1987). A Licensed Certified
  Public Accountant since 1981.


     At November 30, 1996, directors and officers of the Fund as a group owned beneficially less than 1% of the outstanding shares of the Fund. No person, to the knowledge of management, owned beneficially more than 5% of the Fund's outstanding shares at that date. The business address of the Fund and its officers and directors is 520 Madison Avenue, New York, New York 10022.

     INTERESTED PERSONS. Mr. Ranieri serves as a Director and Chairman of the Board of the Advisor and Mr. Weiss serves as a Director, President and Chief Executive Officer of the Advisor. Ms. Sloan is a special limited partner of Hyperion Ventures, the sole general partner of Hyperion Partners L.P., of which the Advisor is a wholly-owned subsidiary. As a result of their service with the Advisor and certain affiliations with the Advisor as described below, the Fund considers Messrs. Ranieri and Weiss and Ms. Sloan to be 'interested persons' of the Fund within the meaning of Section 2(a)(19) of the 1940 Act.

     COMMITTEES AND BOARD OF DIRECTORS' MEETINGS. The Fund has a standing Audit Committee presently consisting of Messrs. Walsh, Drake, Petersen and Marston, all of whom are members of the Board of Directors and are currently non-interested persons of the Fund. The principal functions of the Fund's Audit Committee are to recommend to the Board the appointment of the Fund's auditors, to review with the auditors the scope and anticipated costs of their audit and to receive and consider a report from the auditors concerning their results of the audit, including any comments or recommendations they might want to make in that connection. During the last fiscal year of the Fund, the full Board of Directors met four times, and the Audit Committee met one time. All of the directors attended the Audit Committee meeting, and all of the Directors attended at least 75% of the aggregate of the Board meetings and the Audit Committee meeting. The Fund has no nominating, compensation or similar committees.

     COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS. No remuneration was paid by the Fund to persons who were directors, officers or employees of Hyperion Capital Management, Inc. or any affiliate thereof for their services as directors or officers of the Fund. Each director of the Fund, other than those who are officers or employees of Hyperion Capital Management, Inc. or any affiliate thereof, is entitled to receive a fee of $7,500 per year plus $1,000 for each Board of Directors' meeting attended. Members of the Audit Committee receive $750 for each Audit Committee meeting attended, other than meetings held on days when there is also a directors' meeting.

                         DIRECTORS' COMPENSATION TABLE
                   FOR THE TWELVE MONTH PERIOD ENDED 11/30/96

                                                 TOTAL DIRECTORS'
                                  DIRECTORS'       COMPENSATION
                                 COMPENSATION     FROM THE FUND
                                   FROM THE       AND THE TRUST
                                     FUND            COMPLEX
                                 ------------    ----------------
Rodman Drake..................     $ 11,500          $ 55,750
Garth Marston.................       10,500            48,750
Harry E. Petersen, Jr.........       11,500            55,750
Leo M. Walsh, Jr..............       11,500            55,750
                                 ------------    ----------------

                                   $ 45,000          $216,000
                                 ------------    ----------------
                                 ------------    ----------------

REQUIRED VOTE

     Election of the listed nominees for director requires the affirmative vote of the holders of a majority of the shares of Common Stock of the Fund present or represented by proxy at the Annual Meeting.

                    PROPOSAL 2: RATIFICATION OR REJECTION OF
                       SELECTION OF INDEPENDENT AUDITORS

     The Board of Directors of the Fund will consider, and it is expected that they will recommend, the selection of Deloitte & Touche LLP as independent auditors of the Fund for the fiscal year ending November 30, 1997 at a meeting scheduled to be held on March 11, 1997. The appointment of independent auditors is approved annually by the Audit Committee of the Board of Directors and is subsequently submitted to the stockholders for ratification or rejection. The Fund has been advised by Deloitte & Touche LLP that at November 30, 1996 neither that firm nor any of its partners had any direct or material indirect financial interest in the Fund. A representative of Deloitte & Touche LLP will be at the meeting to answer questions concerning the Fund's financial statements and will have an opportunity to make a statement if he or she chooses to do so.

REQUIRED VOTE

     Ratification of the selection of Deloitte & Touche LLP as independent auditors of the Fund requires the affirmative vote of the holders of a majority of the outstanding shares of Common Stock of the Fund present or represented by proxy at the Annual Meeting.

                             ADDITIONAL INFORMATION

INVESTMENT ADVISOR

     The Fund has engaged Hyperion Capital Management, Inc., the Advisor, to provide professional investment management for the Fund pursuant to an Advisory Agreement dated August 4, 1989. The Advisor is a Delaware corporation which was organized in February 1989. The Advisor is a registered investment advisor under the Investment Advisers Act of 1940, as amended. The business address of the Advisor and its officers and directors is 520 Madison Avenue, New York, New York 10022.

     The Advisor is an indirect, wholly-owned subsidiary of Hyperion Partners L.P., a Delaware limited partnership ('Hyperion Partners'). Hyperion Partners acquired all of the shares of the Advisor held by Hyperion Holdings, Inc. in exchange for a $20,000,000 note on January 15, 1993. The sole general partner of Hyperion Partners is Hyperion Ventures L.P., a Delaware limited partnership ('Hyperion Ventures'). Corporations owned principally by Lewis S. Ranieri,

Salvatore A. Ranieri and Scott A. Shay are the general partners of Hyperion Ventures. Lewis S. Ranieri, a former Vice Chairman of Salomon Brothers Inc. ('Salomon Brothers'), is the Chairman of the Board of the Advisor and the Fund. Messrs. Salvatore Ranieri and Shay are directors of the Advisor, but have no other positions with either the Advisor or the Fund. Messrs. Salvatore Ranieri and Shay are principally engaged in the management of the affairs of Hyperion Ventures and its affiliated entities. Since January 1, 1990, Patricia A. Sloan, Secretary of the Fund, has been a special limited partner of Hyperion Ventures and since July 1993 she has been a limited partner of Hyperion Partners. Mr. Lai, the President of the Fund, and Messrs. Weiss and Lucido, Senior Vice Presidents of the Fund, are employees of the Advisor, and each may be entitled, in addition to receiving a salary from the Advisor, to receive a bonus based upon a portion of the Advisor's profits, including any profit from a sale of the Advisor. Mr. Dunlevy, a Vice President of the Fund, and Mr. Sullivan, Treasurer of the Fund, are also employees of the Advisor. The business address of Hyperion Partners and Hyperion Ventures is 50 Charles Lindbergh Boulevard, Suite 500, Uniondale, New York 11553.

     The Advisor provides advisory services to several other registered investment companies and one offshore fund, all of which invest in mortgage-backed securities. Its management includes several individuals with extensive experience in creating, evaluating and investing in Mortgage-Backed Securities, Derivative Mortgage-Backed Securities and Asset-Backed Securities, and in using hedging techniques. Lewis S. Ranieri, Chairman of the Advisor and Chairman of the Fund, was instrumental in the development of the secondary mortgage-backed securities market and the creation and development of secondary markets for conventional mortgage loans, CMOs and other mortgage-related securities. While at Salomon Brothers, Mr. Ranieri directed that firm's activities in the mortgage, real estate and government guaranteed areas. Kenneth
C. Weiss, President and Chief Executive Officer of the Advisor and Senior Vice President of the Fund, was a Director of First Boston Asset Management Corporation and was a Director of The First Boston Corporation. Clifford E. Lai, Chief Investment Manager of the Advisor and President of the Fund, was Managing Director and Chief Investment Strategist for Fixed Income for First Boston Asset Management Corporation. Louis C. Lucido, Managing Director and Chief Operating Officer of the Advisor and Senior Vice President of the Fund, was Senior Vice President and Director of Progressive Capital Management.

INVESTMENT ADVISORY AGREEMENT

     On March 12, 1996, the Board of Directors of the Fund, including those persons identified as interested persons and a majority of the directors who are not parties to the Advisory Agreement or interested persons (as such term is defined in the 1940 Act) of any such party (the 'Disinterested Directors'), approved extension of the Advisory Agreement through March 31, 1997. At the time of the

Board's approval of the latest extension of the Advisory Agreement, Messrs. Lewis Ranieri, Weiss and Ms. Sloan were interested persons of the Fund. The Advisory Agreement was last submitted to a vote of the Stockholders of the Fund at the first Annual Meeting of the Stockholders of the Fund held on June 5, 1990. At that meeting, the Stockholders approved the continuance of the Advisory Agreement. The Advisory Agreement provides that it will continue from year to year, but only so long as such continuation is specifically approved at least annually by both (1) the vote of a majority of the Board of Directors or the vote of a majority of the outstanding voting securities of the Fund (as provided in the 1940 Act) and (2) by the vote of a majority of the Disinterested Directors cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement may be terminated at any time without the payment of any penalty, upon the vote of a majority of the Board of Directors or a majority of the outstanding voting securities of the Fund or by the Advisor, on 60 days' written notice by either party to the other. The Agreement will terminate automatically in the event of its assignment (as such term is defined in the 1940 Act and the rules thereunder). The Board of Directors will consider continuance of the Advisory Agreement until March 31, 1998 at a meeting scheduled for March 11, 1997.

     Pursuant to the Advisory Agreement, the Fund has retained the Advisor to manage the investment of the Fund's assets and to provide, with the assistance of the Sub-Advisor, Pacholder Associates, Inc., such investment research, advice and supervision, in conformity with the Fund's investment objective and policies, as may be necessary for the operations of the Fund.

     The Advisory Agreement provides, among other things, that the Advisor will bear all expenses of its employees and overhead incurred in connection with its duties under the Advisory Agreement, and will pay all salaries of the Fund's directors and officers who are affiliated persons (as such term is defined in the 1940 Act) of the Advisor. The Advisory Agreement provides that the Fund shall pay to the Advisor a monthly fee for its services which is equal to .65% per annum of the Fund's average weekly net assets, which, for purposes of determining the Advisor's fee, shall be the average weekly value of the total assets of the Fund, minus the sum of accrued liabilities (including accrued expenses) of the Fund and any declared but unpaid dividends on the Common Shares. Investment advisory fees paid by the Fund to the Advisor during the last fiscal year of the Fund amounted to $1,654,952, of which $74,947 was paid by the Advisor to the Sub-Advisor.

SUB-INVESTMENT ADVISOR

     Hyperion Capital Management, Inc., the Investment Advisor, has engaged Pacholder Associates, Inc. (the 'Sub-Advisor') to provide sub-investment advisory services for investments in higher yielding, lower rated, or unrated fixed income securities of U.S. corporations ('High Yield Securities'). The Sub-Advisor, a registered investment advisor, is an Ohio corporation, organized in December, 1983. The business address of the Sub-Advisor and its officers and directors is 8044 Montgomery Road, Suite 382, Cincinnati, Ohio 45236.

     The overall portfolio management strategy undertaken by the Sub-Advisor on behalf of the Fund is mutually determined by the Investment Advisor and the Sub-Advisor. The execution of the management strategy is conducted under the general supervision and direction of Asher O. Pacholder and William J. Morgan. Dr. Pacholder has been Chairman and Chief Executive Officer of Pacholder since its founding in 1983. Prior to that time, he was Vice President and Chief Investment Officer of Union Central Life Insurance Company in Cincinnati, Ohio.

In that capacity, he was responsible for investments aggregating $1.6 billion in fixed-income securities, equities and real estate. Mr. Morgan, also a founder of the Sub-Advisor, is President of the Sub-Advisor. Prior to that time, he was an Investment Analyst of Union Central Life Insurance Company. Anthony L. Longi, Jr. has been responsible for the day-to-day management of the Fund's High Yield Securities portfolio since November 1994. Mr. Longi is an Executive Vice President and

Fixed-Income Portfolio Manager of the Sub-Advisor, where he has been employed since 1987. He has had numerous positions within the firm, including high yield and investment grade fixed-income analyst, special situations analyst, trader and research coordinator. Messrs. Pacholder and Morgan own equity interests in the Sub-Advisor, more than 50.1% and more than 10%, respectively, and serve on its Board of Directors. USF&G Investment Management Group, Inc. owns greater than 10% of the issued and outstanding equity interests of the Sub-Advisor. The address of USF&G Investment Management Group, Inc. is 100 Light Street, Baltimore, Maryland 21203. No officer, director or employee of the Sub-Advisor is an officer, director or nominee for election as a director of the Fund.

     Although the Sub-Advisor will make all decisions with respect to the Fund's investments in High Yield Securities on behalf of the Advisor, the amount of the Fund's assets allocated to these investments will be determined by the Advisor.

SUB-ADVISORY AGREEMENT

     On March 12, 1996 the Board of Directors of the Fund, including a majority of the Disinterested Directors, approved extension of the Sub-Advisory Agreement through March 31, 1997. No director of the Fund owned any securities of, or had any other material direct or indirect interest in, the Sub-Advisor or any person controlling, controlled by or under common control with the Sub-Advisor on the date of the Disinterested Directors' approval of the extension of the Sub-Advisory Agreement. The Sub-Advisory Agreement was last submitted to a vote of the Stockholders of the Fund at the first Annual Meeting of the Stockholders of the Fund held on June 5, 1990. At that meeting the Stockholders approved the Sub-Advisory Agreement, which contains substantially the same provisions with respect to continuation and termination as does the Advisory Agreement. The Board of Directors will consider continuance of the Sub-Advisory Agreement until March 31, 1998 at a meeting scheduled for March 11, 1997.

     The Sub-Advisory Agreement provides, among other things, that the Sub-Advisor will bear all expenses of its employees and overhead incurred in connection with its duties under the Sub-Advisory Agreement. The Sub-Advisory Agreement provides that the Advisor shall pay to the Sub-Advisor a monthly fee for the Sub-Advisor's services which is equal to .35% per annum of the portion of the Fund's average weekly net assets that is invested in High Yield Securities (which shall be equal to the average weekly value of the total assets invested in High Yield Securities, minus the sum of accrued liabilities (including accrued expenses) directly related thereto and a pro rata percentage of any declared but unpaid dividends on the Common Shares and a pro rata percentage of accrued liabilities related to the Fund in general). The Advisor has paid and intends to continue to pay the Sub-Advisor's fee out of the fee that the Advisor will receive from the Fund. Investment advisory fees paid by the Advisor to the Sub-Advisor during the last fiscal year of the Fund amounted to $74,947.

ADMINISTRATION AGREEMENT

     On August 4, 1989, the Fund entered into an Administration Agreement with Princeton Administrators, L.P. ('Princeton'), an affiliate of Merrill Lynch, Pierce, Fenner & Smith Incorporated. Princeton, as administrator, performed administrative services necessary for the operation of the Fund, which included maintaining certain books and records of the Fund and preparing reports and other documents required by federal, state, and other applicable laws and regulations, and providing the Fund with administrative office facilities. For these services, the Fund paid to Princeton a monthly fee at an annual rate of 0.20% of the Fund's average weekly net assets.

     On September 17, 1996, the Fund's Board of Directors authorized and directed the Fund to terminate the Administration Agreement with Princeton and retain Hyperion Capital Management, Inc. as the new administrator to the Fund.

     On September 19, 1996, the Fund notified Princeton that it was terminating its Administration Agreement with Princeton effective November 30, 1996. Hyperion Capital Management, Inc., as new administrator to the Fund, has assumed all responsibilities previously performed by Princeton. On that date, the Fund entered into a new Administration Agreement with Hyperion Capital Management, Inc. under the same terms and at the same annual rate, 0.20% of the Fund's average weekly net assets, as the prior Administration Agreement with Princeton.

INVESTMENT COMPANIES MANAGED BY HYPERION CAPITAL MANAGEMENT, INC.

     In addition to acting as advisor to the Fund, Hyperion Capital Management, Inc. acts as investment advisor to the following other investment companies at the indicated annual compensation.

                                                                                   APPROXIMATE NET
                                                                                      ASSETS AT
                                                                                    NOVEMBER 30,
NAME OF FUND                                 INVESTMENT ADVISORY FEE                    1996
-------------------------------   ----------------------------------------------   ---------------
                                                                                    (IN MILLIONS)
Hyperion 1997 Term Trust, Inc.*   0.50% of the Trust's average weekly net assets       $ 421.4
Hyperion 1999 Term Trust, Inc.    0.50% of the Trust's average weekly net assets         455.7
Hyperion 2002 Term Trust, Inc.    0.50% of the Trust's average weekly net assets         306.2
Hyperion 2005 Investment Grade
  Opportunity Term Trust, Inc.    0.65% of the Trust's average weekly net assets         191.2


* As of July 16, 1996, the investment advisor voluntarily agreed to reduce its investment advisory fee from 50 basis points (.50%) per annum to 20 basis points (.20%) per annum.

BROKERAGE COMMISSIONS

     Because it buys its portfolio securities in dealer markets, the Fund did not pay any brokerage commissions on its securities purchases during its last fiscal year. The Fund paid an aggregate of $3,150 in futures commissions during the last fiscal year, all of which were paid to entities that are not affiliated with the Fund or the Advisor.

     The Advisor and the Sub-Advisor have discretion to select brokers and dealers to execute portfolio transactions initiated by the Advisor and the Sub-Advisor and to select the markets in which such transactions are to be executed. The Advisory Agreement and the Sub-Advisory Agreement provide, in substance, that in executing portfolio transactions and selecting brokers or dealers, the primary responsibility of the Advisor and the Sub-Advisor is to seek the best combination of net price and execution for the Fund. It is expected that securities will ordinarily be purchased in primary markets, and that in assessing the best net price and execution available to the Fund, the Advisor and the Sub-Advisor will consider all factors they deem relevant, including the price, dealer spread, the size, type and difficulty of the transaction involved, the firm's general execution and operation facilities and the firm's risk in positioning the securities involved. Transactions in foreign securities markets may involve the payment of fixed brokerage commissions, which are generally higher than those in the United States.

     In selecting brokers or dealers to execute particular transactions and in evaluating the best net price and execution available, the Advisor and the Sub-Advisor are authorized to consider 'brokerage and research services' (as those terms are defined in Section 28(e) of the Securities Exchange Act of
1934). The Advisor and the Sub-Advisor are also authorized to cause the Fund to pay to a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction. The Advisor and the Sub-Advisor must determine in good faith, however, that such commission was reasonable in relation to the value of the brokerage and research services provided, viewed in terms of that particular transaction or in terms of all the accounts over which the Advisor or the Sub-Advisor exercises investment discretion. Research services furnished by brokers through whom the Fund effects securities transactions may be used by the Advisor and the Sub-Advisor in servicing all of the accounts for which investment discretion is exercised by the Advisor or the Sub-Advisor, and not all such services may be used by the Advisor or the Sub-Advisor in connection with the Fund.

COMPLIANCE WITH SECTION 16 REPORTING REQUIREMENTS


     Section 16(a) of the Securities Exchange Act of 1934 requires the Fund's officers and directors and persons who own more than ten percent of a registered class of the Fund's equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission and the New York Stock Exchange. Officers, directors and greater than ten-percent shareholders are required by SEC regulations to furnish the Fund with copies of all Section 16(a) forms they file.

     Based solely on its review of the copies of such forms received by the Fund and written representations from certain reporting persons that all applicable filing requirements for such persons had been complied with, the Fund believes that, during the fiscal year ending November 30, 1996, all filing requirements with one exception applicable to the Fund's officers, directors, and greater than ten-percent beneficial owners were complied with. In one instance, an amended Form 5 was filed to report one transaction not previously reported on Form 4 on behalf of Kenneth C. Weiss for shares for which he was an indirect beneficiary.

                                 OTHER BUSINESS

     The Board of Directors of the Fund does not know of any other matter which may come before the meeting. If any other matter properly comes before the meeting, it is the intention of the persons named in the proxy to vote the proxies in accordance with their judgment on that matter.

                   PROPOSALS TO BE SUBMITTED BY STOCKHOLDERS

     All proposals by stockholders of the Fund that are intended to be presented at the Fund's next Annual Meeting of Stockholders to be held in 1998 must be received by the Fund for inclusion in the Fund's proxy statement and proxy relating to that meeting no later than October 23, 1997.

                         EXPENSES OF PROXY SOLICITATION

     The cost of preparing, assembling and mailing material in connection with this solicitation of proxies will be borne by the Fund. In addition to the use of the mails, proxies may be solicited personally by regular employees of the Fund, Hyperion Capital Management, Inc. or Corporate Investors Communications, Inc., paid solicitors for the Fund, or by telephone or telegraph. The anticipated cost of solicitation by the paid solicitors will be nominal. The Fund's agreement with Corporate Investor Communications, Inc. provides that such paid solicitors will perform a broker search and deliver proxies in return for the payment of their fee plus the expenses associated with this proxy solicitation. Brokerage houses, banks and other fiduciaries will be requested to forward proxy solicitation material to their principals to obtain authorization for the execution of proxies, and they will be reimbursed by the Fund for out-of-pocket expenses incurred in this connection.

January 29, 1997

                     THE HYPERION TOTAL RETURN FUND, INC.
                  PROXY SOLICITED ON BEHALF OF THE DIRECTORS

The undersigned hereby appoints Lewis S. Ranieri, Kenneth C. Weiss,
Clifford E. Lai, Joseph W. Sullivan, and Patricia A. Sloan, and each of them, attorneys and proxies for the undersigned, with full power of substitution and revocation to represent the undersigned and to vote on behalf of the undersigned all shares of The Hyperion Total Return Fund, Inc. (the "Fund") which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Fund to be held at The Millenium Hilton, 55 Church Street (next to the World Trade Center), New York, New York 10007, on Tuesday, April 22, 1997 at 9:00 a.m., and at any adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of Meeting and accompanying Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated hereon. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting. A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power of authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.


                                     NOTE: Please sign exactly as your name
                                     appears on the Proxy. If joint owners,
                                     EITHER may sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give full title.

                                     Date __________________, 1997

                                     Signature(s), (Title(s), if applicable)
                                     PLEASE SIGN, DATE, AND RETURN PROMPTLY IN
                                     THE ENCLOSED ENVELOPE

I / /PLAN / /DO NOT PLAN TO ATTEND THE ANNUAL MEETING OF STOCKHOLDERS ON April 22, 1997

Please indicate your vote by an "X" in the appropriate box below. This
Proxy, if properly executed, will be voted in the manner directed by the stockholder. If no direction is made, this Proxy will be voted FOR election of the nominees as Directors in Proposal 1 and FOR Proposal 2. Please refer to the Proxy Statement for a discussion of the Proposals.

1. ELECTION OF DIRECTORS:       / /  FOR all nominees listed (except
                                     as marked to the contrary below)


                                / /  WITHHOLD authority to vote for
                                     all nominees


                                     Class I:
                                       Garth Marston
                                       Kenneth C. Weiss


(Instruction: To withhold authority to vote for any individual nominee(s), write the name(s) of the nominee(s) on the line below.)

_____________________________________________________

2. Ratification or rejection of the
   selection of independent auditors
   (a vote "FOR" is a vote for ratification)    FOR        AGAINST       ABSTAIN

                                                 / /         / /           / /

PLEASE SIGN AND DATE THIS PROXY ON THE REVERSE SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.